Exhibit 99.1

   Synlogic   DESIGNED FOR LIFE   August 2019Corporate Presentation

 Forward Looking Statements  This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this presentation, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the approach we are taking to discover and develop novel therapeutics using synthetic biology; statements regarding the potential of our platform to develop therapeutics to address a wide range of diseases, including: inborn errors of metabolism, inflammatory and immune disorders, and cancer; the future clinical development of Synthetic Biotic medicines; the potential of our technology to treat phenylketonuria; the expected timing of our anticipated clinical trial initiations; the benefit of orphan drug and fast track status; the adequacy of our capital to support our future operations and our ability to successfully initiate and complete clinical trials; the results of our collaborations; and the difficulty in predicting the time and cost of development of our product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the uncertainties inherent in the preclinical development process; our ability to protect our intellectual property rights; and legislative, regulatory, political and economic developments, as well as those risks identified under the heading “Risk Factors” in our filings with the SEC. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in our annual report on Form 10-Q filed with the SEC on August 8, 2019, and in any subsequent filings we make with the SEC. The forward-looking statements contained in this presentation reflect our current views with respect to future events. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

 Harnessing nature and technology to create LIVING medicines designed to significantly improve patients’ LIVES   Synthetic BioticTM Medicines Designed For Life

Synthetic Biotic™ Medicines
A Novel Class of Engineered Living Medicines

SYNTHETIC

- Designed genetic circuits to execute biological functions
- Degradation of disease-causing metabolites
- Production of therapeutic molecules

BIOTIC

- Bacterial chassis
- Non-pathogenic
- Amenable to genetic manipulation

PATHWAYS, COMBINATIONS, BIOMARKERS

PROGRAMMABLE POTENCY AND CONTROL

LOCAL ACTIVITY, REDUCED SYSTEMIC TOXICITY



synlogic
© 2019 SYNLOGIC. ALL RIGHTS RESERVED.
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   Synthetic Biotic Portfolio: Breadth and Potential  Initial Applications Designed to Target Different Sites of Action in Metabolic and Immunomodulatory Diseases  Oral Administration  IMMUNOMODULATION  METABOLIC DISEASES  Immuno-Oncology  Inflammatory and Autoimmune  Small or Large Intestine  “Cold” Solid Tumors  Small or Large Intestine  Rare MetabolicDisease  BroadMetabolicDisease

   Investing in Development of a Robust Pipeline for a Range of Diseases        Research  IND-Enabling Studies  Phase 1  Phase 2  Phenylketonuria  Additional Rare Metabolic Diseases  Inflammatory Bowel Disease  Immuno-Oncology Solid Tumors  Additional Oncology Applications  SYNB1618            SYNB1891        Rare Metabolic DiseasesImmunomodulation

 © 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 7      Metabolic Disease Pipeline

SYNB1618 for Phenylketonuria (PKU)

Goal: Managing Plasma Phe Levels

PKU is a rare inherited amino acid metabolism disorder

- Causes build up of amino acid phenylalanine (Phe) in the body
- Today, less than half of adults are at or below target Phe levels of 120-360 µmol / L
- If left untreated, symptoms include cognitive impairment, convulsions, behavioral problems, skin rash

Patients:

- 16,500 diagnosed in US, similar in EU5

Treatment:

- Phenylalanine is found in all proteins therefore low protein diet is followed (no meat, dairy, nuts, eggs)
- KUVAN® (sapropterin dihydrochloride): PAH cofactor. 20-40% of patients are responders
- Palynziq™ (pegvaliase-pqpz): injectable, pegylated, bacterial enzyme (phenylalanine ammonia-lyase or PAL) for treatment of adult patients

Target Profile to Address Unmet Need:

- Manage Phe below target levels to prevent irreversible cognitive damage
- Increase natural protein intake: classic PKU patients' natural protein intake is typically less than 10g
- Oral dosing without systemic toxicity

synlogic
© 2019 SYNLOGIC. ALL RIGHTS RESERVED.
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SYNB1618 Mechanism of Action

Amino acids from dietary proteins
(absorption and recirculation)



Healthy
Phe
PKU
Phenylalanine Hydroxylase (PAH) converts Phe into Tyrosine
Tyrosine
Impaired PAH
Accumulation of Phe to toxic levels
SYNB1618
Manage Phe levels

Engineered Probiotic Bacteria: *E. coli* Nissle
Components of Synthetic Genetic Circuit



Phenylalanine (Phe)
PheP: High-Affinity Uptake
Phenylalanine
trans-Cinnamic Acid (TCA)
trans-Cinnamic Acid (TCA)
Hippuric Acid (HA)
FNR
FNR
pheP
FNR
FNR
PAL3
Metabolic Conversions
AraC
AraC
LAAD
Phenylalanine (Phe)
Phenylpyruvate (PP)

When Phe is not efficiently metabolized (PKU) **SYNB1618** provides an alternative mechanism

- **PAL3**: produces TCA which is converted to HA in the liver and is excreted in urine
- **LAAD**: produces phenylpyruvate (PP)

synlogic
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SYNB1618 Preclinical Characterization

Biomarkers Demonstrate Activity of SYNB1618 in Mouse Model of PKU and Healthy NHPs

nature biotechnology

Development of synthetic live bacterial therapeutic for the human metabolic disease phenylketonuria

Vincent M Isabella et al, Synlogic, Inc.

IN VIVO EFFICACY IN (PKU) $PAH^{enu2/enu2}$ MOUSE



Urinary HA recovered (µmol)
20
15
10
5
0
EcN
3.125 x 10^9
6.25 x 10^9
1.25 x 10^10
2.5 x 10^10
5 x 10^10
1 x 10^11
CFUs SYNB1618 administered



p = 0.0002
Change in serum Phe (mM)
1.0
0.8
0.6
0.4
0.2
0.0
EcN
SYNB1618



p < 0.0001
HA Recovery / Cage (µmol)
15
10
5
0
EcN
SYNB1618

DOSE RESPONSE IN HEALTHY NHPs



Serum TCA AUC (mM/hr)
0.08
0.06
0.04
0.02
0.00
No cells
3.33x10^9
1.12x10^10
2.25x10^10
4.5x10^10
9x10^10
1.8x10^11
3.6x10^11
7.2x10^11
CFUs SYNB1618 administered



Urinary HA recovered (µmol)
1000
800
600
400
200
0
No Cells
3.3 x 10^9
1.1 x 10^10
2.3 x 10^10
4.5 x 10^10
9.0 x 10^10
1.8 x 10^11
3.6 x 10^11
7.2 x 10^11
CFUs SYNB1618 administered

Nat. Biotechnol. 2018 Oct;36(9):857-864

synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED.
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SYNB1618 Phase 1/2a Study Design



Part 1: Healthy Volunteers (HV)
Single Ascending Dose (SAD)
6 cohorts, N = 24
MTD
Multiple Ascending Dose (MAD)-
TID x 7 days
4 cohorts, N = 32
Dose ID
Part 2: PKU Patients
Single Dose (SD)
N = 4
Dose Confirm
Multiple Dose (MD)
TID x 7 days
N =10
Presented in September 2018
New Data

PKU Clinical Trial Design

- Randomized, double-blind placebo-controlled study at multiple sites in the US
- Primary outcome: establish safety/tolerability following single and multiple doses in HV and PKU patients
- Secondary outcome: SYNB1618 kinetics in feces
- Exploratory: change from baseline in plasma and urinary biomarkers of Phe metabolism synlogic
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SYNB1618 in the Clinic: Safety

Phase 1/2a SAD/MAD Study Demonstrates Safety and Clearance in Healthy Volunteers and PKU Patients

56 healthy volunteers, 14 PKU patients	Received at least one dose of SYNB1618 or placebo	Adults Age range: 18-62 yrs old

- ✓ There were no treatment-related serious adverse events, no systemic toxicity or infections
- ✓ Treatment-emergent adverse events were either mild or moderate in severity, and reversible. Most adverse events were GI-related
- ✓ Single dose MTD in healthy volunteers was defined as $2x10^{11}$ CFU. Doses above this level were associated with dose-limiting GI adverse events
- ✓ Based on pharmacodynamic data and tolerability profile, a dose of $7x10^{10}$ CFU was identified for the second part of the study in PKU patients
- ✓ Dose of $7x10^{10}$ CFU TID over seven days was well-tolerated in PKU patients. There were no discontinuations.
- ✓ All subjects cleared the bacteria (one PKU patient in follow-up). There was no evidence of colonization, and no subject required antibiotics synlogic
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     SYNB1618 in the Clinic: Activity  Statistically Significant and Equivalent Activity of SYNB1618 in Healthy Volunteers and Patients  SYNB1618 or placebo  Protein shake /meal   D5-Phe         Measure over 6hrs:Plasma:Phe/D5-PheTCA/D5-TCAUrine: HA/D5-HA  Key: HA: Hippurate, D5-HA: labeled HA, CFB: change from baseline, CFP: change from placebo    MD URINARY HA AND D5-HA

Modeling: Potential For Phe Reduction in PKU Patients



% Blood Phe lowering
125
100
75
50
25
TPP >30%
8-18%
11-26%
34-79%
57-131%
7x10^10
1x10^11
3x10^11
5x10^11
SYNB1618 Dose (CFU)

Ranges represent
- Low: PAL mechanism only (conservative)
- High: PAL + LAAD activity (estimates maximum with both pathways)

synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 14

   SYNB1618 Potential to Address Unmet Need Across Patient Groups  360 mmol /L  Uncontrolled Adults  Partially Controlled Adults(Adults on Kuvanand/or low-Phe Diet)  Pediatric Patients (controlled / partially controlled) (Pediatric patients on Kuvan and / or low-Phe diet           Phe  Natural protein  Phe      Phe    Initial Focus

Development of Lyophilized SYNB1618

- Improved fermentation process enables production of a solid formulation of SYNB1618 with:
  - Minimal impact on cell viability and activity
  - Similar activity to frozen liquid as measured by Phe consumption and biomarker production
  - Improved quality attributes
  - Patient and commercialization-friendly presentation
  - Stability profile at 2-8 °C and room temperature

- Process is robust and reproducible at 30 L production scale

- GMP cleanroom build-out has been completed, and lyophilized SYNB1618 material has been manufactured and released for clinical use synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 16

 Batch to Batch Consistency of SYNB1618 Solid Formulation        Viability   Activity in WT mice

 Stability of SYNB1618 Solid Formulation

 Upcoming Milestones and Path Forward  Established new solid formulation and manufacturing process Completed EPO1 interactions with FDA to align on program plans (clinical, manufacturing, toxicology) Completed Phase 1/2a study (healthy volunteers and PKU patients)Initiate bridging study with solid formulation in Q3 2019Phase 2 study in PKU patients to assess Phe lowering to start in 1H 2020

 © 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 20    Immuno-Oncology Pipeline  © 2019 SYNLOGIC. ALL RIGHTS RESERVED. CONFIDENTIAL | 20

       CHECKPOINT INHIBITORS HAVE TREATMENT FAILURES  Synlogic Vision for Immuno-Oncology  Expand the Benefits of Immunotherapy Broadly Across Tumor Types  Other tumors, where CPIs are not indicated, show little-to-no response to checkpoint inhibitors  Failure Rates for Select FDA Approved CPI Monotherapy      55%  NSCL 1st line      60%  Melanoma 1st line      71%  Bladder 1st line      87%  Cervical / Gastric 2nd line    Non-responders  For indications where immune checkpoint inhibitors are indicated, 55-87% of patients fail to respond  Nature often gives us hints to her profoundest secrets, and it is possible that she has given us a hint in which, if we will but follow, may lead us on to the solution of this difficult problem.  “    ”  Bacteria Recognized as Earliest Immunotherapy  DR. WILLIAM B. COLEYIMMUNO-ONCOLOGY PIONEER  Enable broad response and remission through engagement of multiple immunomodulatory pathways to enhance tumor inflammation and promote robust T cell responses

 Dual Innate Immune Activator:Synthetic Biotic Medicine Producing STING Agonist (SYNB1891)  Synthetic biology applied to confer activities for efficacy and control for safetyDesigned as a dual innate immune activator: combined benefit of bacterial chassis and STING agonistThe dacA gene is integrated into genome under the control of inducible promoter (Pfnr) to produce c-di-AMP (CDA)Dual biosafety feature via auxotrophies – no proliferation in tumor, systemic circulation or environmentLearnings inform future combinations  ANAEROBIC ENVIRONMENT            dacA      Pfnr  ATP +ATP  Cyclic-di-AMP(STING Agonist)    02  AuxotrophiesDiaminopimelic acid (DAP)Thymidine

 SYNB1891 In Vitro Characterization  Interferon Production Across Multiple Human STING Alleles – Activity Greater than Naked STING Agonist   HUMAN PRIMARY DENDRITIC CELLS  REPORTER HUMAN MONOCYTIC LINE  Human STING Alleles  STING Knockout

SYNB1891 *In Vivo* Characterization

Dose-dependent Anti-tumor Activity of SYNB1891 Prototype Strain (PT1) as a Single Agent



10^7, 5x10^7 or 10^8 CFU, i.t. (SYNB1891-PT1)
A20 tumors ~100 mm^3, randomize groups
d1
d4
d7
d18
Tumor Volume (mm^3)
Day on Study
= Dose
Control
SYNB1891-PT1 (1 x 10^7)
SYNB1891-PT1 (5 x 10^7)
SYNB1891-PT1 (1 x 10^8)
Tumor Volume (mm3)

synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 24

SYNB1891 *In Vivo* Characterization

SYNB1891 Prototype Strain (PT1) Leads to Systemic Anti-tumor Immunity



10^8 CFU, i.t. (Bacteria)
Rechallenge (2e5 A20 cells)
A20 tumors ~80-100 mm^3, randomize groups
d1
d4
d7
d63
d1
d35



Tumor Volume (mm3)
2000
1500
1000
500
0
0
20
40
60
80
100
Day on Study
Re-challenge
SYNB1891-PT1 dose
Saline
SYNB1891-PT1
Naive Control

synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 25

Dual Innate Immune Activator SYNB1891

Designed to Locally Inflame the TME and Systemically Drive Tumor Antigen-Specific Immunity

PROGRESS TOWARDS THE CLINIC

- Tumor Colonization without Leakage
- Enhanced Activity vs. Naked STING Agonist
- Intracellular Activation of STING and Bacterial-Induced Immune Pathways Within APCs
- Dose-dependent Anti-tumor Activity
- Immunological Memory
- Atezolizumab supply agreement in place
- IND Cleared by FDA
- Phase 1 monotherapy data expected in 2020

PROMISE OVER OTHER APPROACHES

- STING Agonism in Target Cells that Drive Efficacy
- Sparing Cells Where STING Agonism is Detrimental
- Activation of Multiple Innate Immune Pathways
- Low Systemic Risk



synlogic
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| 26

A Tumor Can Evade Multiple Critical Aspects of the Cancer-Immunity Cycle



Insufficient activity/proliferation
Antigen release
Killing
Presentation
Immuno-suppression
Tumor
Recognition
via lymphatic vessels
Lymph node
Insufficient priming
Priming and activation
via blood vessels
Infiltration
T cell trafficking
Insufficient trafficking

MONOTHERAPIES OFTEN FAIL TO OVERCOME TUMOR EVASION MECHANISMS

Recognized Need to Combine Mechanisms to Broaden the Benefit of Immunotherapy

ENGINEER LIVING SOLUTIONS: SYNTHETIC BIOTIC MEDICINES

Rationally Designed for Combinatorial Effect

Locally Inflame the tumor microenvironment (TME)

Systemically Drive Tumor-Antigen Specific Immunity

In Situ Vaccination: Neo-antigen Priming and Sustained Immune Response synlogic

Adapted from Chen, Melman; Immunity 2013

© 2019 SYNLOGIC. ALL RIGHTS RESERVED.
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Additional Synthetic Biotic Effectors

VISION: Rational Design to Locally Inflame the TME AND Systemically Drive Tumor-Antigen Specific Immunity

RELIEVE IMMUNOSUPRESSION

- Kyn Consumption
- Ade Consumption
- αPD-1 scFv

PROMOTE TRAFFICKING

- Chassis effect
- CXCL10
- Hyaluronidase



Locally Inflame the TME
TUMOR
LYMPH NODE
Systemic Tumor-Antigen Specific Immunity

PROMOTE AND SUSTAIN IMMUNE ACTIVATION

- IL-15; IL-12
- Arg Production
- 4-1BBL
- OX40L

PRIME FOR TUMOR-ANTIGEN-SPECIFIC VACCINATION

- Chassis effect
- 5FC→5FU
- STING
- αCD40 scFv/CD40L
- TNFα
- IFNγ
- αCD47 ScFv / Sirpα
- GM-CSF

synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 28

     Broad Ambitions in Immuno-Oncology      SYNB1891  DISCOVERY PORTFOLIO  INTRATUMORAL  Vision: Expand and Exceed the Effect of Cancer Immunotherapies  COMBINATIONS  HARNESS THE MICROBIOME  ORAL

Synlogic Internal GMP Manufacturing Capabilities

In-house Process Development and Clinical Manufacturing for Early & Mid-Stage Trials


Discovery
Lead Optimization
Pre-IND
Phase 1
Mid-Stage Trials
Strain Engineering
Microbioreactors
High throughput strain screening & process development
Candidate Selection & Process Dev.
Testing
(*in vitro* and *in vivo*)
Process development and lab scale production
Optimized Process
Scale-up
Fermentation
Biotherapeutic Manufacturing
Downstream Harvest/ Formulation
Lyophilization, milling, & capsule fill
Analytical Methods Development and Validation

synlogic

© 2019 SYNLOGIC. ALL RIGHTS RESERVED. | 30

   Builds off validated pilot program initiated in 2017  Provides access to Ginkgo’s industrial scale, high-throughput strain optimization and screeningEnables screening and identification of higher quality optimized candidates, increasing potential for success Delivers novel tools for increased candidate potencyIncludes equity investment at a premium, extending runway through multiple milestones   Platform Collaboration to Accelerate Development of Synlogic’s Synthetic Biotic Medicines

2019 Progress and Milestones



SYNB1618 in PKU

✓ Completed Phase 1/2a study in healthy volunteers and patients, top-line data presented

➢ Full data presentation Sept. 2019 (SSIEM)

✓ Bridging study initiated

SYNB1020 in Hyperammonemia

✓ Preclin. and HV clin. data published in *Sci. Transl. Med.*

✓ Completed Phase 1b/2a study in patients with cirrhosis (program discontinued)

SYNB1891 in Immuno-Oncology

✓ IND Cleared by FDA

✓ Clinical trial material manufactured and CPI agreement in place

✓ Advance **AbbVie collaboration** establish **Ginkgo collaboration**

➢ Advance **preclinical pipeline**

synlogic
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Harnessing nature and technology to create LIVING medicines designed to significantly improve patients’ LIVES   Synthetic BioticTM Medicines Designed For Life

     301 BINNEY ST., #402, CAMBRIDGE, MA 02142TEL: 617-401-9975WEB: WWW.SYNLOGICTX.COM | EMAIL: INFO@SYNLOGICTX.COM© SYNLOGIC. CONFIDENTIAL. ALL RIGHTS RESERVED.